UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2008

XTO ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 870-2800

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 13, 2008, the Company filed with the Securities and Exchange Commission a Preliminary Prospectus Supplement, dated February 13, 2008, to the Prospectus, dated June 19, 2006, pursuant to Registration Statement No. 333-135136. Certain information contained in the prospectus supplements to such registration statement with respect to the oil and gas reserves of the Company at December 31, 2007, is derived from the report of Miller and Lents, Ltd., independent petroleum engineers, upon the authority of such firm as experts regarding the matters contained in such report. The Exhibit filed herewith is filed as part of such Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed as part of Registration Statement No. 333-135136:

Exhibit Number	Description

23.2.1	Consent of Miller and Lents, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: February 13, 2008	By	/s/ Frank G. McDonald
Frank G. McDonald Senior Vice President

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